SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2003

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837

            (Address of Principal Executive Offices)             (Zip Code)

(612) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

On February 12, 2003, the Company announced in a press release its fourth quarter and fiscal year 2002 financial results. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release dated February 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: February 13, 2003	By:	/s/ JOHN L. MORGAN

Chairman and CEO

EXHIBIT INDEX

to

February 13, 2003 Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description
99.1	Press Release dated February 12, 2003